UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

BIO-key International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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PRELIMINARY COPY

BIO-KEY INTERNATIONAL, INC.

101 Crawfords Corner Road, Suite 4116

Holmdel, NJ 07733

November    , 2023

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of BIO-key International, Inc. (the “Company”) on December [●], 2023, at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733.

The Notice of Special Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting and should be read in their entirety.

The first purpose of the meeting is for our stockholders to consider and approve a proposed amendment to our Certificate of Incorporation, as amended, to effect a reverse split of our issued and outstanding common stock at a ratio between 1-for-6 and 1-for-20, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than December [●], 2023 (the “Reverse Stock Split”).

The Reverse Stock Split should, among other things, assist the Company in our effort to regain compliance with Nasdaq Listing Rule 5550(a)(2), which requires that we maintain a minimum bid price of $1.00 per share.

THE REVERSE STOCK SPLIT WILL AFFECT ALL HOLDERS OF COMMON STOCK UNIFORMLY AND NO STOCKHOLDER’S INTEREST IN THE COMPANY WILL BE DILUTED AS EACH STOCKHOLDER WILL HOLD THE SAME PERCENTAGE OF COMMON STOCK OUTSTANDING IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT AS THAT STOCKHOLDER HELD IMMEDIATELY PRIOR TO THE REVERSE STOCK SPLIT, EXCEPT FOR IMMATERIAL ADJUSTMENTS THAT MAY RESULT FROM THE TREATMENT OF FRACTIONAL SHARES AS DESCRIBED BELOW.

The second purpose of the meeting is for our stockholders to approve the BIO-key International, Inc. 2023 Stock Incentive Plan.

It is important that your shares be represented at the meeting. We hope that you will have your shares represented by signing, dating and returning your proxy as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy. Whether or not you plan to attend the meeting, we urge you to complete, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.

We look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

/s/ Michael W. DePasquale
Michael W. DePasquale
Chairman and Chief Executive Officer

PRELIMINARY COPY

BIO-KEY INTERNATIONAL, INC.

101 Crawfords Corner Road, Suite 4116

Holmdel, NJ 07733

Notice of Special Meeting of Stockholders

You are hereby notified that a special meeting of stockholders of BIO-key International, Inc. (the “Company”) will be held on December [●], 2023, at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, for the following purposes:

1.       To consider and approve a proposed amendment to our Certificate of Incorporation, as amended, to effect a reverse split of our issued and outstanding common stock at a ratio between 1-for-6 and 1-for-20, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than December [●], 2023 (the “Reverse Stock Split”); and

2.       To approve the BIO-key International, Inc. 2023 Stock Incentive Plan.

Only holders of record of our common stock as of the close of business on October 31, 2023 are entitled to notice of and to vote at the meeting, or any adjournment thereof.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.

By order of the board of directors,

/s/ Michael W. DePasquale
Michael W. DePasquale
Chairman and Chief Executive Officer

PRELIMINARY COPY

BIO-KEY INTERNATIONAL, INC.

101 Crawfords Corner Road, Suite 4116

Holmdel, NJ 07733

PROXY STATEMENT

This proxy statement contains information related to the special meeting of stockholders of BIO-key International, Inc. (the “Company,” “we” or “us”) to be held on December [●], 2023, at 10:00 a.m. local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, and at any postponements or adjournments thereof (the “Special Meeting”), for the purpose set forth in the attached Notice of Special Meeting of Stockholders. This proxy statement and the enclosed proxy card are first being mailed to our stockholders on or about November [●], 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER [●], 2023. THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY CARD ARE AVAILABLE AT WWW.PROXYVOTE.COM. In accordance with rules issued by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

VOTING AT THE SPECIAL MEETING

Who Can Vote

Only stockholders of record at the close of business on October 31, 2023, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of October 31, 2023, 13,668,894 shares of our common stock, par value $0.0001 per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the meeting.

How to Vote; How Proxies Work

Our board of directors is asking for your proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our common stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews and other methods of communication. We may engage the services of a proxy solicitation firm to assist in the solicitation of proxies which we anticipate would cost approximately $20,000.

If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●

By Internet. You may submit a proxy electronically via the internet by following the instructions provided on the proxy card. Please have your proxy card in hand when you access the website. Internet voting facilities will close at 11:59 p.m., Eastern Time, on [●].

●

By Telephone. You may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have the proxy card in hand when you call. Telephone voting facilities will close at 11:59 p.m., Eastern Time, on [●].

●

By Mail. You may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Special Meeting so that your shares will be voted even if you are unable to attend.

●

In Person. If you plan to attend the Special Meeting and vote in person, we will provide you with a ballot at the Special Meeting. You may vote in person at the Special Meeting by completing a ballot; however, attending the Special Meeting without completing a ballot will not count as a vote.

At the meeting, and at any adjournment(s) or postponement(s) thereof, all shares entitled to vote and represented by properly executed proxies received prior to the meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by the proxies will be voted:

(i) FOR an amendment to our Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock at a ratio between 1-for 6 and 1-for-20, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse split to be determined by our board of directors, in its discretion, following stockholder approval (if obtained), but no later than December [●], 2023, or to determine not to proceed with the Reverse Stock Split (“Proposal 1”);

(ii) FOR approval of the BIO-key International, Inc. 2023 Stock Incentive Plan (“Proposal 2”); and

(iii) in the discretion of the person named in the enclosed form of proxy, on any other proposals which may properly come before the meeting or any adjournment(s) thereof.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record on how to vote your shares. You must follow the instructions of your broker or other nominee in order for your shares to be voted. If your shares are not registered in your name and you plan to vote your shares in person at the meeting, you must obtain and bring with you to the meeting a “legal proxy” from the broker or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares at the meeting.

If you receive more than one proxy card because your shares are registered in different names or addresses, each such proxy card should be signed and returned to assure that all of your shares will be voted.

What Constitutes a Quorum

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business.

What Vote is Required

In accordance with Delaware law, approval and adoption of Proposal 1 requires the affirmative vote of at least a majority of votes cast at the Special Meeting. Approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal at the Special Meeting.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. Abstentions will have no effect on Proposal 1. For Proposal 2, abstentions will have the practical effect of a vote against the proposal.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the nominee holding the shares. If the beneficial owner does not provide voting instructions, the nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to matters that are considered to be “non-routine.” The Reverse Stock Split is a “routine” matter and may be voted upon by your broker if you do not submit voting instructions. As a result, we do not anticipate any broker non-votes with respect to Proposal 1. The adoption of the BIO-key International, Inc. 2023 Stock Incentive Plan is not a “routine” matter and may not be voted upon by your broker if you do not submit voting instructions. We encourage you to provide instructions to your broker regarding the voting of your shares.

Broker non-votes will be counted as shares that are present for purposes of determining a quorum. Broker non-votes will have no effect on either Proposal 1 or Proposal 2.

Voting of Proxies

Our board of directors recommends a vote “FOR” the Reverse Stock Split and “FOR” the adoption of the BIO-key International, Inc. 2023 Stock Incentive Plan. Your shares of common stock will be voted in accordance with the instructions contained in your signed proxy card. If you return a signed proxy card without giving specific voting instructions, proxies will be voted in favor of the board of directors’ recommendations with respect to such proposal as set forth in this proxy statement.

How to Revoke

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our chief financial officer, by submitting a duly executed proxy bearing a later date, or by electing to vote in person at the meeting. The mere presence at the meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the meeting.

No Dissenters or Appraisal Rights

Under the General Corporation Law of the State of Delaware, our Certificate of Incorporation and our bylaws, the holders of common stock will not be entitled to dissenter’s rights or appraisal rights in connection with the proposals set forth herein.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 31, 2023, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current executive officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as awarded, and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of October 31, 2023 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 13,668,894 shares of common stock outstanding on October 31, 2023.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class

Directors and Executive Officers

Michael W. DePasquale	505,827	(2)	3.6%
Cecilia C. Welch	99,375	(3)	*
Mira K. LaCous	52,501	(4)	*
James D. Sullivan	618,000	(5)	4.4%
Robert J. Michel	38,991	(6)	*
Emmanuel Alia	31,772	(7)	*
Wong Kwok Fong (Kelvin)	589,464	(8)	4.3%
Cameron E. Williams	6,231		*
All officers and directors as a group (eight (8) persons)	1,942,161		13.7%

Beneficial Owners

Lind Global Micro Fund, LP	833,125	(9)	5.7%
AJB Capital Investments LLC	900,000	(10)	6.5%

* Less than 1%

(1)	Unless otherwise indicated, the address of each person listed below is c/o BIO-key International, Inc., 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733
(2)	Includes 39,584 shares issuable on exercise of options, 74,125 shares of restricted stock of which 59,709 remain subject to vesting, and 165,000 shares issuable upon exercise of warrants.
(3)	Includes 22,500 of shares issuable upon exercise of options and 64,125 shares of restricted stock of which 51,375 remain subject to vesting.
(4)	Includes 15,626 of shares issuable upon exercise of options and 21,625 shares of restricted stock of which 16,375 remain subject to vesting.
(5)	Includes 18,750 of shares issuable on exercise of options, 64,125 shares of restricted stock of which 51,375 remain subject to vesting, and 228,000 shares issuable upon exercise of warrants.
(6)

Includes 1,960 of shares issuable on exercise of options and 5,000 shares of restricted stock of which 3,334 remain subject to vesting. Does not include 104 shares issuable upon exercise of options subject to vesting.

(7)

Includes 209 of shares issuable on exercise of options and 5,000 shares of restricted stock of which 3,334 remain subject to vesting. Does not include 104 shares issuable upon exercise of options subject to vesting.

(8)

Includes 27,084 shares issuable on exercise of options and 9,125 shares of restricted stock of which 4,709 remain subject to vesting. The address of Kelvin is Flat C, 27/F, Block 5, Grand Pacific Views, Siu Lam, Hong Kong N7.

(9)	Consists of shares issuable upon exercise of warrants. The address of Lind Global Capital Micro Fund, LP is 444 Madison Ave, Floor 41, New York, NY 10022.
(10)	Includes 200,000 shares issuable upon exercise of warrants. The address of AJB Capital Investments LLC is 4700 Sheridan Street, Suite J, Hollywood, FL 33021.

PROPOSAL 1

APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

The Board has unanimously approved, and recommended that our stockholders approve, an amendment to our Certificate of Incorporation, as amended, in substantially the form attached hereto as Appendix A (the “Certificate of Amendment”), to effect the Reverse Stock Split at a ratio of between 1-for-6 and 1-for-20, with the final decision of whether to proceed with the Reverse Stock Split and the exact ratio of the Reverse Stock Split to be determined by our board of directors, in its discretion. If the stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective upon the filing of the Certificate of Amendment with the Delaware Secretary of State.

The Reverse Stock Split will be realized simultaneously for all outstanding common stock. The Reverse Stock Split will affect all holders of common stock uniformly and no stockholder’s interest in the Company will be diluted as each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Certificate of Amendment will not reduce the number of authorized shares of common stock (which will remain at 170,000,000) and will not change the par value of the common stock (which will remain at $0.0001 per share).

Reasons for the Reverse Stock Split

On January 12, 2023, we received a letter from the staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company did not satisfy the continued listing requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), as the Company’s closing bid price was less than $1.00 per share for the 30 consecutive business days prior to the date of the Nasdaq letter. On July 12, 2023, we received a letter from Nasdaq (the “Letter”) stating that although the Company had not regained compliance with the Minimum Bid Price Requirement, Nasdaq determined that the Company was eligible for an additional 180-day period, or until January 8, 2024, to regain compliance with the Minimum Bid Price Requirement. In the Letter, Nasdaq stated that its determination was based on (i) the Company meeting the continued listing requirement for market value of its publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the Minimum Bid Price Requirement, and (ii) the Company’s written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. Our board of directors has unanimously approved and declared advisable an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of all issued and outstanding shares of our Common Stock, in a ratio between 1-for-6 and 1-for-20, in order to, among other things, assist the Company in our effort to regain compliance with the Minimum Bid Price Requirement.

The precise ratio of the proposed Reverse Stock Split shall be a whole number within this range, determined in the sole discretion of our board of directors. It is expected that such determination, if any, shall occur at some time on or prior to December [●], 2023. By approving this proposal, stockholders will give our board of directors authority, but not the obligation, to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of Common Stock will be automatically reclassified up to and including a ratio between 1-for-6 and 1-for-20. Our board of directors believes that providing our board of directors with this grant of authority with respect to setting the reverse split ratio, rather than approval of a pre-determined reverse stock split ratio, will give our board of directors the flexibility to set the ratio in accordance with current market conditions and, therefore, allow our board of directors to act in the best interests of the Company and our stockholders.

In determining the ratio following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

●     the historical trading price and trading volume of our common stock;

●     the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●     the number of shares of our common stock then outstanding, and the number of shares of common stock issuable upon exercise of options and warrants then outstanding;

●     the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

●     prevailing general market and economic conditions;

●     any threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in our common stock; and

●     compliance with the Minimum Bid Price Requirement.

If our stockholders approve this proposal and our board of directors does not otherwise abandon the amendment contemplating the Reverse Stock Split, we will file a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) to effect the proposed Reverse Stock Split, in the form attached to this proxy statement as Appendix A. Our board of directors has approved and declared advisable the proposed amendment to the Company’s Certificate of Incorporation as set forth in the Certificate of Amendment, in the form attached to this proxy statement as Appendix A. If the proposed Reverse Stock Split is effected, then the number of issued and outstanding shares of our common stock would be reduced. Our board of directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by the stockholders. Thus, the board of directors, at its discretion, may cause the filing of the Certificate of Amendment (following stockholder approval) to effect the Reverse Stock Split or abandon the amendment and not effect the Reverse Stock Split if it determines that any such action is or is not in the best interests of our Company and stockholders.

Prior to filing the amendment to the Certificate of Amendment reflecting the Reverse Stock Split, we must first notify Nasdaq of the anticipated record date of the Reverse Stock Split.

Purpose of Proposed Reverse Stock Split

Nasdaq Listing Rule 5550(a)(2) requires that we maintain a minimum bid price of $1.00 per share to maintain our listing on the Nasdaq Capital Market. On November [●], 2023, the sale price of our common stock on the Nasdaq was $0.[●] per share. A decrease in the number of issued and outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, cause the per share market price of our common stock to trade above the required price. However, we cannot provide any assurance that (i) we will regain compliance with Nasdaq Listing Rule 5550(a)(2), or other listing requirements, in effect the Nasdaq Capital Market or (ii) even if we do, that our minimum bid price would remain over the minimum bid price requirement of the Nasdaq Capital Market following the Reverse Stock Split.

Our board of directors believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Some investors prefer to invest in stocks that trade at a per share price range more typical of companies listed on Nasdaq. Also, some brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in stocks priced below a certain level (for example, $5.00 per share) or tend to discourage individual brokers from recommending lower-priced stocks to their customers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results and financial outlook and investor perception of our future prospects, as well as general market and economic conditions, among many factors, may positively or negatively affect the trading price of our common stock. Therefore, even if the Reverse Stock Split is effected, the trading price of our common stock may not increase to a level we may have expected following the Reverse Stock Split or, if it does, the trading price of our common stock may decrease in the future. Additionally, the trading price per share of our common stock after the Reverse Stock Split may not increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

We believe increasing the trading price of our common stock will assist in meeting the continued listing criteria of The Nasdaq Capital Market and is our best option to meet the bid price criteria to comply with the continued listing requirements. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

In addition, an increase in the per share trading value of our common stock would be beneficial to us to the extent that it would:

●     improve the perception of our common stock as an investment security;

●     reset our stock price to more normalized trading levels in the face of potentially extended market dislocation;

●     appeal to a broader range of investors to generate greater investor interest in us; and

●     reduce stockholder transaction costs because investors would pay lower commission to trade a fixed dollar amount of our stock if our stock price were higher than they would if our stock price were lower.

Future Issuances

In addition to the foregoing, the Reverse Stock Split will provide us with the ability to support our present capital needs and future anticipated growth. As discussed below under the caption “Effect on Authorized but Unissued Shares,” the Reverse Stock Split will have the effect of increasing the number of shares of common stock that we are authorized to issue. We have historically met our capital needs primarily through the sale of our debt and equity securities. The availability of additional shares of common stock would provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. The Reverse Stock Split would permit us to undertake certain of the foregoing actions without the delay and expense associated with holding a meeting of stockholders to obtain stockholder approval each time such an opportunity arises that would require the issuance of shares of our common stock.

We have no specific plans, arrangements or understandings, whether written or oral, to issue any additional shares.

We do not intend to use the Reverse Stock Split as a part of or a first step in a “going private” transaction within the meaning of Rule 13e-3 of the Exchange Act. There is no plan or contemplated plan by us to take ourselves private at the date of this proxy statement.

Consequences of Not Obtaining Stockholder Approval of the Reverse Stock Split

If we do not obtain stockholder approval of the Reverse Stock Split and we are unable to satisfy the listing requirements for the Nasdaq Capital Market, we may be delisted from the exchange. In addition, if we need additional capital to fund operations and at such time do not have a sufficient number of authorized and unissued shares of common stock to raise such additional capital, our business would be materially and adversely affected.

If stockholder approval for the Reverse Stock Split is not obtained, the number of shares of our common stock that are issued and outstanding will not change and the anticipated benefits of the Reverse Stock Split described above under “Reasons for the Reverse Stock Split” will not be achieved.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, a stockholder holding 100,000 shares of common stock before the reverse stock split would instead hold 12,500 shares of common stock immediately after the reverse stock split if the ratio at which the board of directors determines the ratio to be 1-for-8. Each stockholder’s proportionate ownership of outstanding shares of common stock would remain the same, subject to immaterial adjustments due to the issuance of an additional share in lieu of a fractional share. All shares of common stock will remain validly issued, fully paid and non-assessable.

After the effective date of the Reverse Stock Split, our common stock will have a new committee on uniform securities identification procedures number, also known as a CUSIP number, which is a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act.

Effect on Authorized but Unissued Shares

The Reverse Stock Split will have the effect of increasing the number of authorized but unissued shares of common stock available for issuance. The number of shares of common stock that we are authorized to issue will not be decreased and will remain at 170,000,000.

The table below provides examples of reverse stock splits at various ratios between 1-for-6 and 1-for-20, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the Reverse Stock Split, if effected, will depend on the actual ratio that is determined by our board of directors.

Shares outstanding at October 31, 2023	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
13,668,894	1-for-6	2,278,149	83.3%
13,668,894	1-for-12	1,139,075	91.7%
13,668,894	1-for-20	683,445	5.0%

The resulting decrease in the number of shares of our common stock outstanding could potentially adversely affect the liquidity of our common stock, especially in the case of larger block trades.

Certain Risks Associated with the Reverse Stock Split

A reverse stock split could result in a significant devaluation of our market capitalization and the trading price of our common stock.

We cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of issued and outstanding shares of common stock or result in a permanent increase in the market price. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success and other factors detailed from time to time in the reports we file with the SEC. If the Reverse Stock Split is implemented and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

The reduced number of shares of common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock.

Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split.

Anti-Takeover and Dilutive Effects

The purpose of maintaining our authorized common stock at 170,000,000 after the Reverse Stock Split is to facilitate our ability to issue additional shares of common stock to execute our business plan, not to establish any barriers to a change of control or acquisition of the Company. Shares of common stock that are authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, subscription rights offerings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, the increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our board of directors or contemplates a tender offer or other transaction involving the combination of our Company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of our Company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Certificate of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Reverse Stock Split may also have the effect of permitting our current management, including our Board, to retain its position indefinitely and place it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our board of directors did not propose this Reverse Stock Split in response to any effort known to the Board to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Finally, except as described in this proxy statement, our board of directors does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of our Company.

In addition, the issuance of additional shares of common stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution.

Effect on Fractional Stockholders

No fractional shares of common stock will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, we intend to round fractional shares up to the next whole share.

Effect on Beneficial Stockholders

If you hold shares of common stock in “street name” through an intermediary, we will treat your common stock in the same manner as stockholders whose shares are registered in their own names. Intermediaries will be instructed to effect the Reverse Stock Split for their customers holding common stock in street name. However, these intermediaries may have different procedures for processing a reverse stock split. If you hold shares of common stock in street name, we encourage you to contact your intermediaries.

Registered “Book-Entry” Holders of Common Stock

If you hold shares of common stock electronically in book-entry form with our transfer agent, you do not currently have and will not be issued stock certificates evidencing your ownership after the reverse stock split, and you do not need to take action to receive post-reverse stock split shares. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to you indicating the number of shares of common stock held following the reverse stock split.

Effect on Registered Stockholders Holding Certificates

As soon as practicable after the Reverse Stock Split, our transfer agent will mail transmittal letters to each stockholder holding shares of common stock in certificated form. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his or her Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to represent only the number of whole shares of post-reverse stock split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.

Effect on Outstanding Options and Warrants

Upon a reverse stock split, all outstanding options, warrants and future or contingent rights to acquire common stock will be adjusted to reflect the Reverse Stock Split. With respect to all outstanding options and warrants to purchase common stock, the number of shares of common stock that such holders may purchase upon exercise of such options or warrants will decrease, and the exercise prices of such options or warrants will increase, in proportion to the fraction by which the number of shares of common stock underlying such options and warrants are reduced as a result of the Reverse Stock Split. Also, the number of shares reserved for issuance under our existing equity incentive plans would be reduced proportionally based on the ratio of the Reverse Stock Split.

Procedure for Effecting the Reverse Stock Split

If our stockholders approve this proposal, and the board of directors elects to effect the Reverse Stock Split, we will effect the Reverse Stock Split by filing the Certificate of Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective, and the combination of, and reduction in, the number of our outstanding shares as a result of the Reverse Stock Split will occur automatically, at the time of the filing of the Certificate of Amendment (referred to as the “effective time”), without any action on the part of our stockholders and without regard to the date that stock certificates representing any certificated shares prior to the Reverse Stock Split are physically surrendered for new stock certificates. Beginning at the effective time, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the Reverse Stock Split.

The board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are also expressly authorizing the Board to delay or abandon the Reverse Stock split.

Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until they receive a letter of transmittal from our transfer agent.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to our stockholders. This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders that received common stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. This summary also assumes that you are a United States holder (defined below) who has held, and will hold, shares of common stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the reverse stock split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase common stock in anticipation of the Reverse Stock Split.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. You should consult with your own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

The following discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service could adopt a contrary position. In addition, future legislative, judicial or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the Internal Revenue Service or opinion of counsel has been obtained in connection with the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split (including any whole share received in exchange for a fractional share) will be the same as the stockholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefore. The stockholder’s holding period for the post-Reverse Stock Split shares will include the period during which the stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Accounting Matters

The par value of the common stock will remain unchanged at $0.0001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

Required Vote

In accordance with Delaware law, approval of Proposal 1 requires the affirmative vote of at least a majority of votes cast at the Special Meeting. Abstentions and broker non-votes will have no effect on Proposal 1. Shares represented by valid proxies and not revoked will be voted at the meeting in accordance with the instructions given. If no voting instructions are given, such shares will be voted “FOR” this proposal.

Board Recommendation

After careful consideration, our board of directors has determined that the reverse stock split is advisable and in the best interests of the Company and its stockholders and recommends that you vote “FOR” the approval of the Reverse Stock Split.

PROPOSAL 2

APPROVAL OF THE BIO-KEY INTERNATIONAL, INC. 2023 STOCK INCENTIVE PLAN

Background

The board of directors, upon recommendation of the compensation committee, approved the BIO-key International, Inc. 2023 Stock Incentive Plan (referred to in this section as the “2023 plan” or the “plan”), subject to approval by our stockholders at the Special Meeting. The purpose of the 2023 plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

Subject to adjustment, the maximum number of shares of our common stock to be authorized for issuance under the 2023 plan is 6,000,000 shares.  All share numbers included in the following discussion regarding Proposal 2 are pre-split.

The board of directors is asking our stockholders to approve the 2023 plan in order to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code of 1986, as amended. In addition, the Listing Rules of the Nasdaq Stock Market require stockholder approval of the 2023 plan.

The 2023 plan allows us to award eligible recipients the following awards:

●	options to purchase shares of our common stock that qualify as “incentive stock options” within the meaning of Section 422 of the Code (referred to as “incentive options”);
●	options to purchase shares of our common stock that do not qualify as incentive options (referred to as “non-statutory options”);
●

rights to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares (referred to as “stock appreciation rights” or “SARs”);

●	shares of our common stock that are subject to certain forfeiture and transferability restrictions (referred to as “restricted stock awards”);
●	rights to receive shares of common stock (or the equivalent value in cash or other property) at a future time (referred to as “deferred stock units” or “DSUs”);
●

rights to receive the fair market value of one or more shares of our common stock, payable in cash, shares of our common stock, or a combination of both, the payment, issuance, retention and/or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives (referred to as “restricted stock unit awards” or “RSUs”);

●

rights to receive an amount of cash, a number of shares of our common stock, or a combination of both, contingent upon achievement of specified objectives during a specified period (referred to as “performance awards”); and

●	other stock-based awards.

In the following discussion, we refer to both incentive options and non-statutory options as “options,” and to options, stock appreciation rights, restricted stock awards, deferred stock units, restricted stock units, performance awards and other stock based awards as “incentive awards.”

Reasons Why You Should Vote in Favor of the 2023 Plan

The board of directors recommends a vote “FOR” the approval of the 2023 plan because the board of directors believes the proposed 2023 plan is in the best interests of the Company and its stockholders for the following reasons:

●

Retain the ability to provide equity based compensation to our employees. As of November ___, 2023, there were only 61,975 shares of common stock available for issuance under the 2015 plan. Unless stockholders approve the 2023 plan, we will have very limited ability to issue any form of equity based compensation to our employees.

●

Aligns directors, employee and stockholder interests. We currently provide long-term incentives in the form of stock option grants and restricted stock to our non-employee directors, executive officers and other key employees. We believe that our stock-based compensation program helps align the interests of our directors, executive officers and other key employees with our stockholders. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage ownership of our common stock. If the 2023 plan is approved, we will be able to maintain our means of aligning the interests of our directors, executive officers and other key employees with the interests of our stockholders.

●

Attracts and retains talent. Talented, motivated and effective directors, executives and employees are essential to executing our business strategies. Stock-based and annual cash incentive compensation has been an important component of total compensation at the Company for many years because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of the Company. If the 2023 plan is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

●

Supports our pay-for-performance philosophy. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation to help reinforce desired financial and other business results to our executives and to motivate them to make decisions to produce those results.

●

Protects stockholder interests and embraces sound stock-based compensation practices. As described in more detail below under “Summary of Sound Governance Features of the 2023 Plan,” the 2023 plan includes a number of features that are consistent with the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the 2023 Plan

The board of directors and compensation committee believe that the 2023 plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

✔	No automatic share replenishment or “evergreen” provision	✔	Members of the committee administering the plan are non-employee and independent directors
✔	Will not be excessively dilutive to our stockholders	✔	Stockholder approval is required for material revisions to the 2023 plan
✔	Limit on number of “full value” awards	✔	No “tax gross-ups”
✔	No liberal share counting or “recycling” of shares from exercised stock options, SARs or other stock-based awards	✔	Options, SARs and unvested performance awards are not entitled to dividend equivalent rights and no dividends will be paid on unvested awards
✔	No reload stock options or SARs	✔	Limits on non-employee director compensation
✔	No re-pricing of “underwater” stock options or SARs without stockholder approval	✔	Stock option and SAR exercise prices will not be lower than the fair market value on the grant date
✔	“Clawback” provisions

Background for Shares Authorized for Issuance

If the 2023 plan is approved, the maximum number of shares of common stock available for issuance under the 2023 plan will be 6,000,000 shares. As of November [●], 2023, 578,263 shares of common stock were subject to outstanding awards under the 2015 plan, and 61,975 shares of common stock remained available for issuance under the 2015 plan.

In determining the number of shares of common stock available under the 2023 plan, the board of directors and compensation committee considered a number of factors, which are discussed further below, including:

●	Shares currently available under the 2015 plan and total outstanding equity-based awards and how long the shares available are expected to last;
●	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”);
●	The number of outstanding shares of common stock and outstanding pre-funded warrants to purchase shares of common exercisable at par value, or $0.0001 per share; and
●	Potential dilution.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards, is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares of common stock available for issuance under the 2023 plan, the board of directors and compensation committee also considered shares currently available under the 2015 plan and total outstanding equity awards and how long the shares available under the 2015 plan are expected to last. To facilitate approval of the 2023 plan, set forth below is certain information about our shares of common stock that may be issued under our equity compensation plans as of October 31, 2023.

As of October 31, 2023,

●

we had 13,668,894 shares of common stock issued and outstanding. The market value of one share of common stock on November [●], 2023, as determined by reference to the closing price as reported on the Nasdaq Capital Market, was $0.[●];

●	17,200,000 shares were subject to outstanding pre-funded warrants exercisable at a par value, or $0.0001 per share;
●	60,296 shares were subject to outstanding stock options under the 2015 plan and 517,967 shares underlying restricted stock awards were outstanding under the 2015 plan; and
●	61,975 shares remained available for issuance under the 2015 plan.

Historical Equity Award Granting Practices

In setting the number of shares of common stock authorized for issuance under the 2023 plan, the board of directors and compensation committee also considered the historical number of equity awards granted under the 2015 plan in each of the last three years. The following table sets forth information regarding awards granted and earned and the annual burn rate for each of the last three years. The only equity awards granted during the last three fiscal years were stock options and restricted stock awards.

	2023	2022	2021
Stock options granted	0	0	0
Restricted stock awards granted	242,775	267,750	13,125
Weighted average basic common shares outstanding during fiscal year	9,047,527	8,100,000	7,791,741
Burn rate	2.68%	3.30%	.17%

The board of directors and compensation committee also considered our three-year average burn rate (2021 to 2023) of approximately 2.05%, which is lower than the industry thresholds established by certain major proxy advisory firms.

Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the additional shares authorized for issuance by the 2023 plan to cover awards for approximately five years. However, we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, and the shares available for issuance under the 2023 plan could last for a shorter or longer time.

Potential Dilution

In setting the number of shares of common stock authorized for issuance under the 2023 plan, the board of directors and compensation committee also considered the potential dilution (often referred to as overhang) that would result by approval of the 2023 plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution, or overhang, is as set forth in the table below, as of October 31, 2023, assuming approval of the 2023 plan. The 6,000,000 shares that would be available under the 2023 plan would represent 19.5% of our outstanding shares of common stock and pre-funded warrants assuming the 2023 plan is approved, as described in the table below.

Assuming Approval of 2023 Plan
Options Outstanding as of October 31, 2023	60,296
Weighted Average Exercise Price of Options Outstanding	$10.62
Weighted Average Remaining Term of Options Outstanding (in years)	2.44
Shares Underlying Restricted Stock Awards as of October 31, 2023	517,967
Total Equity Awards Outstanding(1)	578,263
Common Stock Outstanding as of October 31, 2023 plus outstanding pre-funded warrants(2)	30,868,894
Current Dilution as of October 31, 2023(3)	1.87%
Shares Available for Grant under the 2015 Plan	61,975
Current Potential Dilution, or Overhang, Under the 2015 Plan, as a Percentage of Common Stock Outstanding as of October 31, 2023 plus outstanding pre-funded warrants (4)	2.07%
Shares Available for Future Grant Under the 2023 Plan	6,000,000
Potential Dilution, or Overhang, Under the 2023 Plan, as a Percentage of Common Stock Outstanding as of October 31, 2023 plus outstanding pre-funded warrants (5)	19.63%

(1)	The only equity awards outstanding are stock options and restricted stock awards. No restricted stock units, performance stock units or other equity awards are outstanding.
(2)	On October 31, 2023, we completed a public offering of units which included 17,200,000 pre-funded warrants exercisable at par value, or $0.0001 per share.
(3)

Dilution consists of the number of shares subject to equity awards outstanding as of October 31, 2023 divided by the number of shares of common stock outstanding as of October 31, 2023 plus outstanding pre-funded warrants.

(4)

Current potential dilution, or overhang, under the 2015 plan consists of the number of shares subject to equity awards outstanding as of October 31, 2023 and the number of shares available for future grant under the 2015 plan divided by the number of shares of common stock outstanding as of October 31, 2023 plus outstanding pre-funded warrants.

(5)

Current potential dilution, or overhang, under the 2023 plan consists of the number of shares subject to equity awards outstanding as of October 31, 2023, the number of shares available for future grant under the 2015 plan, and the number of shares available for future grant under the 2023 plan divided by the number of shares of common stock outstanding as of October 31, 2023 plus outstanding pre-funded warrants.

Summary of the 2023 Plan Features

The major features of the 2023 plan are summarized below. The summary is qualified in its entirety by reference to the full text of the 2023 plan, a copy of which may be obtained from us. A copy of the 2023 plan also has been filed electronically with the Securities and Exchange Commission, or SEC, as Appendix B to this proxy statement, and is available through the SEC’s website at www.sec.gov.

Purpose. The purpose of the 2023 plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in the Company and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility. All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of the Company or any subsidiary will be eligible to receive incentive awards under the 2023 plan.

Shares Available for Issuance. The maximum number of shares of our common stock available for issuance under the 2023 plan will be 6,000,000 shares.

Shares of our common stock that are issued under the 2023 plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the 2023 plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock-settled stock appreciation right and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the 2023 plan. Any shares of our common stock that we repurchase on the open market using the proceeds from the exercise of an award under the 2023 plan will not increase the number of shares available for future grants of awards under the 2023 plan.

Non-Employee Director Compensation Limit. The 2023 plan provides that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $200,000 (increased to $300,000 with respect to any non-employee director serving as chair of the board of directors or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director). Any compensation that is deferred will count towards this limit for the year in which the compensation is first earned, and not a later year of settlement.

Grant Limits. Under the terms of the 2023 plan:

●	no more than 6,000,000 shares of our common stock may be issued pursuant to the exercise of incentive stock options; and
●	no more than 5,000,000 shares of our common stock may be issued or issuable in connection with full-value awards.

All of the share limitations in the 2023 plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the number of shares that may be issued as incentive options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any acquisition, merger or consolidation.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares of common stock, we must adjust or substitute:

●	the number and kind of securities available for issuance under the 2023 plan, including the sub-limits described above; and
●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The 2023 plan is administered by our board of directors or by a committee of the Board. Any such committee will consist of at least two members of the Board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and all of whom are “independent” as required by the listing standards of the Nasdaq Stock Market. We expect both the board of directors and the compensation committee of the board of directors to administer the 2023 plan. The board of directors or the committee administering the 2023 plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the 2023 plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the 2023 plan, including, the eligible recipients who will be granted one or more incentive awards under the 2023 plan, the nature, extent and terms of the incentive awards to be made to each participant and the form of an incentive award agreement, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The committee has the authority to pay the economic value of any incentive award or settle any incentive award in the form of cash, our common stock or any combination of both, construe and interpret the 2023 plan and incentive awards, determine fair market value of our common stock, determine whether incentive awards will be adjusted for dividend equivalents and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the 2023 plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in management’s discussion and analysis of financial performance appearing in our annual report to stockholders for the applicable year; or any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria (including performance criteria) of any outstanding incentive award that is based in whole or in part on the financial performance of the Company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the 2023 plan as then in effect.

The committee may, in its sole discretion, amend the terms of the 2023 plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the 2023 plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

●	to reserve shares or grant incentive awards in excess of the limitations provided in the 2023 plan;
●	to effect any re-pricing of options, as discussed below;
●

to grant options or stock appreciation rights having an exercise price or grant price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

●	for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

●	amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price or grant price;
●

canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or grant price, or other incentive awards;

●	repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the 2023 plan; or
●	re-pricing within the meaning of the applicable accounting standard.

For purposes of the 2023 plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price or grant price.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while our common stock is listed on the Nasdaq Stock Market, “fair market value” under the 2023 plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the Nasdaq Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of November [●], 2023, the closing sale price of a share of our common stock on the Nasdaq Capital Market was $0.[●].

The total purchase price of the shares of common stock to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender, either by actual delivery or attestation as to ownership, of previously acquired shares of our common stock that are acceptable to the committee, by a “net exercise” of the option, by a combination of such methods or by any other method approved or accepted by the committee. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date of the option.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of the Company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).

Options may, but need not, include a provision whereby the participant may elect at any time before the participant’s employment or service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased will be subject to a repurchase option in favor of us and to any other restriction the committee determines to be appropriate.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The grant price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the grant price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

A stock appreciation right will become exercisable at such times and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have a grant price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units. A restricted stock award, restricted stock units and deferred stock units are awards of our common stock that vest at such times and in such installments as may be determined by the committee and, until the incentive award vest, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards, restricted stock units or deferred stock units, as it deems appropriate, including that the participant remain continuously employed by us for a certain period and/or that the participant or us (or any subsidiary, division or other subunit of the Company) satisfy specified objectives. To enforce the restrictions, the committee may place a legend on the stock certificates or book-entry notations representing restricted stock awards referring to such restrictions and may take other steps to enforce the restrictions. Restricted stock units and deferred stock units are similar to restricted stock awards except that no shares of our common stock are actually awarded on the grant date of the restricted stock unit or deferred stock unit, respectively, and are denominated in shares of our common stock but paid in cash, shares of our common stock or a combination of cash and shares of our common stock.

Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

In the committee’s discretion, any restricted stock units and deferred stock units awarded under the 2023 plan may carry with it a right to dividend equivalents. Such right would entitle the participant to be credited with an amount equal to all cash dividends paid on one share of our common stock while the restricted stock unit or deferred stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units or deferred stock units and may be made subject to the same conditions and restrictions as the restricted stock units or deferred stock units to which they attach. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of our common stock, or in a combination of both. Dividend equivalents as to restricted stock units or deferred stock units will be subject to forfeiture and termination to the same extent as the corresponding restricted stock units or deferred stock units as to which the dividend equivalents relate. In no event will participants holding restricted stock units receive any dividend equivalents on such restricted stock units until the vesting provisions of such restricted stock units lapse. Additionally, unless the 2023 plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock. A participant will have no voting rights to any restricted stock units or deferred stock units granted under the 2023 plan.

Performance Award. A participant may be granted one or more performance awards under the 2023 plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2023 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Performance Criteria. The committee may grant incentive awards contingent upon achievement of performance goals, including, without limitation: net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on the Company, any subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

Other Stock-Based Awards. A recipient may be granted one or more other stock-based awards under the 2023 plan, and such other-stock based awards will be subject to such terms and conditions, consistent with the other provisions of the 2023 plan, as may be determined by the committee in its sole discretion in such amounts and subject to such terms and conditions as the committee will determine. Such other stock-based awards may involve the transfer of actual shares of our common stock to participants as a bonus or in lieu of obligations to pay cash or deliver other property under the 2023 plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of our common stock.

Change in Control. In the event a “change in control” of the Company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of restricted stock units, deferred stock units, performance awards and other stock-based awards will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding incentive awards, whether or not exercisable or vested, will be canceled and terminated and what the participant will receive for each share of our common stock subject to such incentive award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value) equal to the difference, if any, between the consideration received by our stockholders in respect of a share of common stock in connection with such change in control and the purchase price per share, if any, under the incentive award, multiplied by the number of shares of our common stock subject to such incentive award; provided, however, that if such product is zero ($0) or less or to the extent that the incentive award is not then exercisable, the incentive award may be canceled and terminated without payment therefor.

For purposes of the 2023 plan a “change in control” of the Company occurs upon:

●

the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company;

●

a merger or consolidation to which the Company is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 50% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

●

a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the 2023 plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the board of directors on the effective date of the 2023 plan cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the effective date of the 2023 plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors comprising the board of directors on the effective date of the 2023 plan will, for purposes of this clause (ii), be considered as though such persons were a member of the board of directors on the effective date of the 2023 plan.

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless otherwise expressly provided by the committee in its sole discretion in an incentive award agreement of the terms of an individual agreement or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding but unpaid and unvested restricted stock units, deferred stock units, performance awards and other stock based awards then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the 2023 plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding but unpaid and unvested restricted stock units, deferred stock units, performance awards and other stock based awards then held by the participant will be terminated and forfeited.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, restricted stock units, deferred stock units performance awards or other stock based awards then held by the participant as of the effective date of such termination to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with the Company or a subsidiary, all rights of the participant under the 2023 plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service. Additionally, as applicable, we may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of a participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action.

“Cause,” with respect to any participant, unless otherwise stated in a participant’s employment or other service agreement, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the participant’s overall duties, or (iv) any material breach by a participant of any employment, service, confidentiality or non-compete agreement entered into with us or any of our subsidiaries.

An “adverse action” includes any of the following actions or conduct that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (i) disclosing any confidential information of the Company or any subsidiary to any person not authorized to receive it; (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (iii) interfering with our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.

In addition, subject to the terms of an incentive award agreement, incentive awards under the 2023 plan are subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under applicable law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable incentive award agreement.

Dividend Rights. In the committee’s discretion, certain incentive awards (including any award that has been deferred) may carry with it a right to dividend equivalents. Such right would entitle the participant to be credited with an amount equal to all cash dividends paid on one share of our common stock while the incentive award is outstanding. Dividend equivalents may be converted into additional restricted stock units or other incentive awards and may be made subject to the same conditions and restricted as the restricted stock units, deferred stock units or other incentive awards to which they attach. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of our common stock, or in a combination of both. Dividend equivalents as to restricted stock units, deferred stock units or other incentive awards will be subject to forfeiture and termination to the same extent as the corresponding incentive awards as to which the dividend equivalents relate. In no event will dividends be paid out on any incentive awards until they are vested or provided with performance awards.

Term; Termination; Amendments. Unless terminated earlier, the 2023 plan will terminate at 11:59 p.m., Eastern Time, on December [●], 2033. Incentive awards outstanding at the time the 2023 plan is terminated will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2023 plan. The Board may suspend or terminate the 2023 plan or any portion of the plan at any time. In addition to the committee’s authority to amend the 2023 plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the 2023 plan from time to time in order that incentive awards under the 2023 plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in our best interests; provided, however, that no amendments to the 2023 plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the 2023 plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the 2023 plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of the Company.

Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the 2023 plan will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

U.S. Federal Income Tax Consequences

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the 2023 plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2023 plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2023 plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock Awards, RSUs, DSUs and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock awards, RSUs, DSUs, performance awards, and other stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Annual Performance Cash Awards and Other Cash-Based Awards. Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us, an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the 2023 plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The compensation committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2017 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the 2023 plan or would have been received by or allocated to participants for the last completed fiscal year if the 2023 plan had then been in effect because awards under the 2023 plan will be made at the discretion of the compensation committee. However, under the policy currently in effect, we pay each non-employee director $3,000 per board meeting and $1,000 per board committee meeting attended. Fees for regularly scheduled quarterly board meetings held during the first three quarters of each fiscal year are paid through the issuance of common stock under our equity incentive plan and fees for the last regularly scheduled quarterly meeting of the year are paid in cash or at the option of the director, in shares of common stock.

Required Vote

In accordance with Delaware law, approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 2, and broker non-votes will have no effect on Proposal 2.

Board Recommendation

The board of directors unanimously recommends that stockholders vote FOR approval of the BIO-key International, Inc. 2023 Stock Incentive Plan.

OTHER MATTERS

As of the date of this proxy statement, our board of directors knows of no matter not specifically referred to above as to which any action is expected to be taken at the meeting. The person named in the enclosed proxy, or his substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in his best judgment, in regard to such other matters and the transaction of such other business as may properly be brought at the meeting.

FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents to which we refer you in this Proxy Statement contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Proxy Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Proxy Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “should,” “estimate,” “will,” “may,” “future,” “plan,” “intend” and “expect” or the negative of those terms, or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: our history of losses and limited revenue; our ability to raise additional capital to satisfy debt repayment obligations and working capital needs; our ability to protect our intellectual property; changes in business conditions; changes in our sales strategy and product development plans; changes in the marketplace; continued services of our executive management team; security breaches; competition in the biometric technology and identity access management industries; market acceptance of biometric products generally and our products under development; our ability to convert sales opportunities to customer contracts; our ability to expand into Asia, Africa and other foreign markets; our ability to integrate the operations and personnel of Swivel Secure into our business; fluctuations in foreign currency exchange rates; the duration and extent of continued hostilities in Ukraine and its impact on our European customers; delays in the development of products; statements of assumption underlying any of the foregoing; numerous other matters of national, regional and global scale; and other factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission and other filings with the SEC. These factors are not intended to represent a complete list of the general or specific factors that may affect us. It should be recognized that other factors, including general economic factors and business strategies, may be significant, presently or in the future.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Proxy Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or otherwise, except as required by law.

BY THE BOARD OF DIRECTORS

/s/ Michael W. DePasquale
Michael W. DePasquale
Chief Executive Officer

Dated: November [●], 2023

Appendix A

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

BIO-KEY INTERNATIONAL, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

BIO-key International, Inc., a Delaware corporation (the “Corporation”), does hereby certify as follows:

FIRST: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [__] shares of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional interests as described below. Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to rounding up of their fractional share to the nearest whole share. No stockholder will receive cash in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (the “Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the adjustment for fractional shares as described above.

SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the DGCL.

THIRD: This Certificate of Amendment shall become effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its undersigned officer this ___ day of ________________.

BIO-KEY INTERNATIONAL, INC.

By:
Name: Michael W. DePasquale
Title: Chief Executive Officer

A-1

Appendix B

BIO-KEY INTERNATIONAL, INC.

2023 STOCK INCENTIVE PLAN

(As proposed to be effective on [●], 2023)

1.	Purpose of Plan.

The purpose of the BIO-key International, Inc. 2023 Stock Incentive Plan (this “Plan”) is to advance the interests of BIO-key International, Inc., a Delaware corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s economic objectives. This Plan will become effective upon its approval by the Company’s stockholders.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1.    “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective Employees, independent contractors, customers, prospective customers and vendors.

2.2.     “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.3.     “Board” means the Board of Directors of the Company.

2.4.    “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.5.    “Cause” means (a) “Cause” as defined in any Individual Agreement; or (b) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any Subsidiary, (c) any unlawful or criminal activity of a serious nature, (d) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (e) any material breach by a Participant of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

2.6.     “Change in Control” means an event described in Section 14.1 of this Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined in Section 409A of the Code and the regulations and rulings issued thereunder.

2.7.     “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.8.     “Committee” means the group of individuals administering this Plan, as provided in Section 3 of this Plan.

2.9.     “Common Stock” means the common stock of the Company, par value $0.0001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.10.   “Company” means BIO-key International, Inc., a Delaware corporation, and any successor thereto as provided in Section 21.6 of this Plan.

2.11.   “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.12.   “Director” means a member of the Board.

2.13.   “Disability” means, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long‑term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.14.   “Dividend Equivalents” means a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant, subject to Section 11 of this Plan and any other provision of this Plan and which Dividend Equivalents may be subject to the same conditions and restrictions as the Incentive Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both.

2.15.   “Effective Date” means the date that this Plan is approved by the Company’s stockholders.

2.16.   “Eligible Recipients” means all Employees and consultants, advisors and independent contractors of the Company or any Subsidiary, including Non-Employee Directors; provided, however, that an Eligible Recipient shall not include any person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company or any Subsidiary that are in connection with the offer and sale of the Company’s securities in a capital raising transaction or directly or indirectly promote or maintain a market for the Company’s securities.

2.17.   “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.18.   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.19.   “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the mean between the reported high and low sale prices of the Common Stock as of such date during the regular daily trading session, as reported on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, the New York Stock Exchange, NYSE American or any other national securities exchange on which the Common Stock is then listed or quoted (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (b) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the mean between the reported high and low sale prices as of such date during the regular daily trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.20.   “Grant Date” means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.21.   “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award or Other Stock-Based Award granted to an Eligible Recipient pursuant to this Plan.

2.22.   “Incentive Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of an Incentive Award, including any amendment or modification thereof.

2.23.   “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.24.   “Individual Agreement” means any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries.

2.25.   “Non-Employee Director” means a Director who is not an Employee.

2.26.   “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option.

2.27.   “Option” means an Incentive Stock Option or a Non‑Statutory Stock Option.

2.28.   “Other Stock-Based Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 10 of this Plan.

2.29.   “Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.

2.30.   “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Criteria during a specified performance period or the achievement of other objectives during a specified period.

2.31.  “Performance Criteria” means the performance criteria that may be used by the Committee in granting Incentive Awards contingent upon achievement of performance goals, including, without limitation, net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

2.32.   “Plan” means the BIO-key International, Inc. 2023 Stock Incentive Plan, as may be amended from time to time.

2.33.   “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

2.34.   “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.35.   “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.36.   “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of this Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination/termination of employment or if the Company does not have any such retirement/pension plan or practice, service at age 55 or older and completion of at least 10 years of continuous service.

2.37.   “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.38.   “Separation from Service” has the meaning set forth in Section 12.4(c) of this Plan.

2.39.   “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive, upon exercise, a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

2.40.   “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.41.   “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Incentive Award.

2.42.   Tax Laws” has the meaning set forth in Section 21.10 of this Plan.

3.	Plan Administration.

3.1.    The Committee. This Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering this Plan will consist solely of two or more members of the Board who are “non‑employee directors” within the meaning of Rule 16b‑3 under the Exchange Act and who are “independent directors” under the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in this Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under this Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under this Plan in its sole and absolute discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.

3.2.     Authority of the Committee.

(a)    In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(i)    To designate the Eligible Recipients to be selected as Participants;

(ii)    To determine the nature, extent and terms of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price or grant price, the manner in which Incentive Awards will vest, become exercisable, settled or paid out and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of an Incentive Award Agreement;

(iii)    To determine the time or times when Incentive Awards will be granted;

(iv)    To determine the duration of each Incentive Award;

(v)    To determine the terms, restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;

(vi)    To pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both;

(vii)    To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

(viii)    To determine Fair Market Value in accordance with Section 2.19 of this Plan;

(ix)    To amend this Plan or any Incentive Award Agreement, as provided in this Plan;

(x)    To adopt subplans or special provisions applicable to Incentive Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(xi)    To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;

(xii)    To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(xiii)    To determine whether Incentive Awards will be adjusted for Dividend Equivalents; and

(xiv)    To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

(b)    Subject to Section 3.2(d) of this Plan, the Committee will have the authority under this Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares of Common Stock or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c)    In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin‑off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by this Plan as then in effect.

(d)    Notwithstanding any other provision of this Plan other than Section 4.4 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (C) other Incentive Awards; (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan; or (iv) a re-pricing within the meaning of the applicable accounting standard. For purposes of this Section 3.2(d), an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

(e)    In addition to the authority of the Committee under Section 3.2(a) of this Plan and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.2(e) of this Plan: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1 and Section 4.2 of this Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of this Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.2 or 7.2 of this Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

4.	Shares Available for Issuance.

4.1.     Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 6,000,000.

4.2.     Incentive Award and Non-Employee Director Compensation Limitations. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan,

(a)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be [6,000,000] shares (except in the case of Incentive Stock Options granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms);

(b)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Awards, other than Options or Stock Appreciation Rights, under this Plan will be 5,000,000 shares (except in the case of Incentive Awards granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms); and

(c)    the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Incentive Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $200,000 (increased to $300,000 with respect to any Non-Employee Director serving as Chairman of the Board or Lead Independent Director or in the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement).

4.3.     Accounting for Incentive Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that; (a) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of this Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of this Plan will not again become available for issuance under this Plan; and (b) the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right will be counted against the shares of Common Stock authorized for issuance under this Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Right, and will not again become available for issuance under this Plan. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.4 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.1 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares of Common Stock available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1.

4.4.    Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin‑off) or any other similar change in the corporate structure or shares of Common Stock of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.	Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.	Options.

6.1.     Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to Eligible Recipients who are Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non‑Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non‑Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

6.2.      Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date (or 110% of the Fair Market Value of one share of Common Stock on the Grant Date of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under this Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.3.     Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after 10 years from its Grant Date (five years from its Grant Date in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.4.     Payment of Exercise Price.

(a)    The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) by any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Incentive Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)    In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of this Plan.

(c)    For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.5.     Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Holmdel, New Jersey (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of this Plan.

6.6.     Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

7.	Stock Appreciation Rights.

7.1.     Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2.     Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date, except as provided in Section 7.4 of this Plan. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under this Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the grant price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

7.3.     Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its Grant Date. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of this Plan. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.4.     Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have a grant price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1.     Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Incentive Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units and Deferred Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units as it deems appropriate, including, without limitation, (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2.     Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of this Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting rights to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.3.     Dividends and Distributions.

(a)    Unless the Committee determines otherwise in its sole discretion (either in an Incentive Award Agreement at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

(b)    Unless the Committee determines otherwise in its sole discretion (either in a Participant’s Incentive Award Agreement or at any time after the grant of the Restricted Stock Unit or Deferred Stock Unit), to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Units awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.4.    Enforcement of Restrictions on Restricted Stock Awards. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notations representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book‑entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

9.	Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Performance Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to a Performance Award under a Company or Subsidiary deferred compensation plan.

10.	Other Stock-Based Awards.

An Eligible Recipient may be granted one or more Other Stock-Based Awards under this Plan, and such Other-Stock Based Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Other-Stock Based Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States; provided, however, that in all cases payment of the Other Stock-Based Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to an Other Stock-Based Award under a Company or Subsidiary deferred compensation plan.

11.	Dividend Equivalents

Subject to the provisions of this Plan and any Incentive Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividends or Dividend Equivalents will be paid out with respect to any Incentive Awards until they are vested.

12.         Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement or the terms of an Individual Agreement or determined by the Committee pursuant to Section 12.3 of this Plan.

12.1.    Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)    All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)    All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)    All outstanding but unpaid and non-vested Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

12.2.   Termination for Reasons Other than Death, Disability or Retirement. In the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

(a)    All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)    All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)    All outstanding but unpaid and non-vested Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

12.3.   Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, and subject to the terms of an Individual Agreement, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service (but not beyond the earlier of the original maximum term of such Option or Stock Appreciation Right or ten (10) years from the original Grant Date of such Option or Stock Appreciation Right), and Restricted Stock Awards, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (ii) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.4 and 14 of this Plan).

12.4.    Determination of Termination of Employment or Other Service.

(a)    The change in a Participant’s status from that of an Employee of the Company or any Subsidiary to that of a non-employee consultant, Director or advisor of the Company or any Subsidiary will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)    The change in a Participant’s status from that of a non-employee consultant, Director or advisor of the Company or any Subsidiary to that of an Employee of the Company or any Subsidiary will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, Director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an Employee of the Company or its Subsidiaries until such Participant’s employment or service is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

(c)    Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution or forfeiture of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”) and a Separation from Service shall constitute a termination of employment or other service.

12.5.   Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 12, and subject to the terms of an Individual Agreement, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (a) all rights of the Participant under this Plan and any Incentive Award Agreements then held by the Participant will terminate and be forfeited without notice of any kind, and (b) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of stock certificates or book-entry notations upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an Incentive Award Agreement, this Section 12.5 will not apply to any Participant following a Change in Control.

12.6.   Forfeiture of Incentive Awards. Subject to the terms of an Incentive Award Agreement, Incentive Awards under the Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under Applicable Law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Incentive Award Agreement.

13.	Payment of Withholding Taxes.

13.1.   General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment‑related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to tax withholding obligations that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdictions or such other rate that will not trigger a negative accounting impact on the Company.

13.2.   Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment‑related tax obligation described in Section 13.1 of this Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.	Change in Control.

14.1.   Definition of Change in Control. Unless otherwise provided in an Incentive Award Agreement or Individual Agreement, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following clauses shall have occurred. For purposes of this Section 14.1, a “Change in Control” of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 50% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of this Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of this Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors comprising the Board on the effective date of this Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the Effective Date of this Plan.

14.2.   Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.4 of this Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an Incentive Award Agreement at the time of grant or at any time after the grant of an Incentive Award: (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, regardless of whether the Participants to whom such Options or Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non‑forfeitable; and (c) all outstanding Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the Incentive Award Agreement evidencing such Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards.

14.3.   Cash Payment. In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of an Incentive Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Incentive Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Incentive Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Incentive Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

14.4.   Limitation on Change in Control Payments. Notwithstanding anything in Section 14.2 or 14.3 of this Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of this Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of this Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 14.2 or 14.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further, that such payments will be reduced (or acceleration of vesting eliminated) by first reducing or eliminating payments or benefits the full value of which are required to be recognized as contingent upon a Change in Control (determined in accordance with Treasury Regulation § 1.280G-1, Q/A-24), followed by reducing or eliminating payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from such date. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code, then this Section 14.4 will not apply, and any “payments” to a Participant pursuant to Section 14.2 or 14.3 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Incentive Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.	Rights of Eligible Recipients and Participants; Transferability.

15.1.   Employment or Service. Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

15.2.    No Rights to Incentive Awards. Subject to the terms of an Individual Agreement, no Participant or Eligible Recipient will have any claim to be granted any Incentive Award under this Plan.

15.3.   Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in this Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

15.4.   Restrictions on Transfer.

(a)    Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards, Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)    A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)    Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d)    The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

15.5.   Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.	Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates or book-entry notations representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

17.	Deferred Compensation; Compliance with Section 409A.

It is intended that all Incentive Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Incentive Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable or forfeited under such Incentive Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Incentive Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Incentive Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six (6) months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Incentive Award, including by way of an Individual Agreement, will be made except and only to the extent permitted under Code Section 409A.

18.	Plan Amendment, Modification and Termination.

The Board may suspend or terminate this Plan or any portion thereof at any time. In addition to the authority of the Committee to amend this Plan under Section 3.2(e) of this Plan, the Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under this Plan will conform to any change in Applicable Laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to this Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.4 of this Plan) or to modify Section 3.2(d) of this Plan. No termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.4 and 14 of this Plan. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan to any present or future law relating to plans of this or similar nature, and to the administration regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to the preceding sentence to any Incentive Award granted under this Plan without further consideration or action.

19.	Substituted Awards.

The Committee may grant Incentive Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become Employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Incentive Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

20.	Effective Date and Duration of this Plan.

This Plan is effective as of the Effective Date. This Plan will terminate at 11:59 p.m., Eastern Time, on the day before the tenth (10th) anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of this Plan. Incentive Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

21.	Miscellaneous.

21.1.   Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

21.2.   Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

21.3.   Relationship to Other Benefits. Neither Incentive Awards made under this Plan nor shares of Common Stock paid pursuant to such Incentive Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

21.4.   Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

21.5.   Governing Law; Venue. The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise expressly provided in an Incentive Award Agreement, the Company and recipients of an Incentive Award under this Plan hereby irrevocably submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any Incentive Award Agreement.

21.6.   Successors and Assigns. This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

21.7.   Construction. Wherever possible, each provision of this Plan and any Incentive Award Agreement granted under this Plan will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Incentive Award Agreement granted under this Plan is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

21.8.   Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

21.9.   Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Incentive Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate or letter evidencing the Incentive Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Award Agreement or related grant documents as a result of a clerical error in the papering of the Incentive Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Award Agreement or related grant documents.

21.10. No Representations or Warranties Regarding Tax Effect; No Obligation to Minimize or Notify Regarding Taxes. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Incentive Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Incentive Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws and have no duty or obligation to minimize the tax consequences of an Incentive Award to the holder of such Incentive Award. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Incentive Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive Award or a possible period in which the Incentive Award may not be exercised.

21.11. Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.1 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

BIO-KEY INTERNATIONAL, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

| NAME | SHARES |
|---|---|
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

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The Board of Directors recommends you vote FOR proposals 1 and 2.

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0000622383_1 R1.0.0.6

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:**
The Proxy Statement is available at www.proxyvote.com

BIO-KEY INTERNATIONAL, INC.
Special Meeting of Stockholders
December [TBD], 2023 10:00 a.m.
**This proxy is solicited by the Board of Directors**

The undersigned hereby constitutes and appoints Michael W. DePasquale as his or her true and lawful agent and proxy with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of BIO-key International, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on December [TBD], 2023 at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ, 07733, and at any adjournment(s), continuation(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged), and in his discretion upon any other matters which may properly come before said meeting.

**This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.**

**Continued and to be signed on reverse side**

0000622383_2 R1.0.0.6